SCHEDULE 14A
                    Information Required in Proxy Statement
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No.   )


Filed by the Registrant                         /X/
Filed by a Party other than the Registrant      /   /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive  Proxy  Statement
/ /  Definitive  Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                         OPPENHEIMER EQUITY INCOME FUND
------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                             KATHERINE P. FELD, ESQ.
------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) or Schedule 14A.
/ / $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
------------------------------------------------------------------------------
(1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
(5) Total fee paid:
------------------------------------------------------------------------------
/X /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:  $125
------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:  Schedule 14A
------------------------------------------------------------------------------
(3)   Filing Party:  Katherine P. Feld, Esq.
------------------------------------------------------------------------------
(4)   Date Filed:  February 4, 1998

Bridget A. Macaskill                      [logo]
President and                             OppenheimerFunds
Chief Executive Officer                         OppenheimerFunds, Inc.
                                                Two World Trade  Center,  34th
Floor
                                                New York, NY  10048-0203
                                                800 525-7048
                                                www.oppenheimerfunds.com

                                    February 16, 1998

Dear Equity Income Fund Shareholder,

      We have scheduled a shareholder meeting on April 16, 1998 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and to make your vote count.

HOW DO YOU VOTE?

      To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

WHAT ARE THE ISSUES?

      After  consideration,   the  Board  of  Trustees,  which  represents  your
interests in the day-to-day management of the Fund, recommends approval of the following items:

     o Election of Trustees. There are twelve Trustees up for re-election in April. You will find detailed information on the Trustees in the enclosed proxy statement.

      o Ratification of Auditors. Each year, outside auditors are employed to review the Fund's annual financial statements, as explained in the proxy statement.

      o Approve New Investment Advisory Agreement with the Investment Advisor. The Fund's Investment Advisory Agreement establishes the Investment Advisor's responsibility for day-to-day management of the Fund, including managing the Fund's investments, adherence to investment policies and arranging for the purchase and sale of securities. A new Investment Advisory Agreement with the Investment Advisor that removes the limitation on the Fund's expenses is being submitted for shareholder approval. As the Fund's assets represented by Class B and Class C shares grow relative to assets represented by Class A shares, the effect of the Class B and Class C share expenses causes the overall Fund expenses to approach or exceed the limit. Removing the expense limitation will enable the Investment Advisor to continue managing Fund assets at a reasonable compensation level.

      Please read the enclosed proxy statement for complete details on these proposals. Of course if you have any questions, please contact your financial advisor or call us at 1-800-525- 7048.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.


                                          Sincerely,

                                          /s/ Bridget A. Macaskill



Enclosures








proxy\300ltr.498

Oppenheimer Equity Income              Proxy for Shareholders Meeting To
Fund - Class A Shares                  Be Held April 16, 1998

Your shareholder                       Your prompt response can save your
vote is important!                     Fund the expense of another mailing.
                                       Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                 Please detach at perforation before mailing.

Oppenheimer Equity Income              Proxy For Shareholders Meeting To
Fund - Class A Shares                  Be Held April 16, 1998

The undersigned shareholder of         Proxy solicited on behalf of the
Oppenheimer Equity Income Fund         Board of Trustees, which
(the "Fund"), does hereby appoint      recommends a vote FOR the election
Robert Bishop, Rendle Myer and         of all nominees for Trustee and FOR
Scott Farrar, and each of them,        each proposal on the reverse side.
as attorneys-in fact and proxies       The shares represented hereby
of the undersigned, with full          will be voted as indicated on the
power of substitution, to attend       reverse side or FOR if no choice
the Meeting of Shareholders of         is indicated.
the Fund to be held April 16
1998, at 6803 South Tucson Way,
Englewood, Colorado 80112 at 10:30
A.M., Denver time, and at all
adjournments thereof, and to vote
the shares held in the name of the
undersigned on the record date for
said meeting for the election of
Trustees and on the proposals
specified on the reverse side.
Said attorneys-in-fact shall vote
in accordance with their best
judgment as to any other matter.
                                                                            OVER
                                                                             300

Oppenheimer Equity Income     Proxy for Shareholders Meeting to be held
Fund - Class A Shares         April 16, 1998

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please vote, sign and mail your proxy ballot
                              (this card) in the enclosed  postage-paid envelope
                              today,  no  matter  how many  shares  you  own.  A
                              majority of the Fund's shares must be  represented
                              in person or by proxy.  Please  vote your proxy so
                              your  Fund  can  avoid  the   expense  of  another
                              mailing.

                 Please detach at perforation before mailing.

1. Election of   A) R. Avis        G) R. Kalinowski   1. / / For all nominees
   of Trustees   B) W. Baker       H) C. H. Kast      listed except as marked
                 C) G. Bowen       I) R. Kirchner     to the contrary at left.
                 D) C. Conrad      J) B. Macaskill    Instruction: To withhold
                 E) J. Fossel      K) N. Steel        authority to vote for
                 F) S. Freedman    L) J. Swain        any individual nominees,
                                                      line out that nominee's
                                                      name at left.
                                                      / / Withhold  authority to
                                                      vote for all nominees
                                                      listed at left.
2. Ratification of selection           2. / /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors
   (Proposal No. 1)
3. Approval of a new Investment        3. / /For  / /Against  / /Abstain
   Advisory Agreement with the
   Manager (Proposal No. 2)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                                                            OVER
                        Dated:                         , 1998
                        -------------------------------------
                        (Month)        (Day)

                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------
                        Please read both sides of this ballot.
                                                                           300


proxy\300bal.a

Oppenheimer Equity Income              Proxy for Shareholders Meeting To
Fund - Class B Shares                  Be Held April 16, 1998

Your shareholder                       Your prompt response can save your
vote is important!                     Fund the expense of another mailing.
                                       Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                 Please detach at perforation before mailing.

Oppenheimer Equity Income              Proxy For Shareholders Meeting To
Fund - Class B Shares                  Be Held April 16, 1998

The undersigned shareholder of         Proxy solicited on behalf of the
Oppenheimer Equity Income Fund         Board of Trustees, which
(the "Fund"), does hereby appoint      recommends a vote FOR the election
Robert Bishop, Rendle Myer and         of all nominees for Trustee and FOR
Scott Farrar, and each of them,        each proposal on the reverse side.
as attorneys-in fact and proxies       The shares represented hereby
of the undersigned, with full          will be voted as indicated on the
power of substitution, to attend       reverse side or FOR if no choice
the Meeting of Shareholders of         is indicated.
the Fund to be held April 16
1998, at 6803 South Tucson Way,
Englewood, Colorado 80112 at 10:30
A.M., Denver time, and at all
adjournments thereof, and to vote
the shares held in the name of the
undersigned on the record date for
said meeting for the election of
Trustees and on the proposals
specified on the reverse side.
Said attorneys-in-fact shall vote
in accordance with their best
judgment as to any other matter.
                                                                            OVER
                                                                             300

Oppenheimer Equity Income     Proxy for Shareholders Meeting to be held
Fund - Class B Shares         April 16, 1998

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please vote, sign and mail your proxy ballot
                              (this card) in the enclosed  postage-paid envelope
                              today,  no  matter  how many  shares  you  own.  A
                              majority of the Fund's shares must be  represented
                              in person or by proxy.  Please  vote your proxy so
                              your  Fund  can  avoid  the   expense  of  another
                              mailing.

                 Please detach at perforation before mailing.

1. Election of   A) R. Avis        G) R. Kalinowski   1. / / For all nominees
   of Trustees   B) W. Baker       H) C. H. Kast      listed except as marked
                 C) G. Bowen       I) R. Kirchner     to the contrary at left.
                 D) C. Conrad      J) B. Macaskill    Instruction: To withhold
                 E) J. Fossel      K) N. Steel        authority to vote for
                 F) S. Freedman    L) J. Swain        any individual nominees,
                                                      line out that nominee's
                                                      name at left.
                                                      / / Withhold authority to
                                                      vote for all nominees
                                                      listed at left.
2. Ratification of selection           2. / /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors
   (Proposal No. 1)
3. Approval of a new Investment        3. / /For  / /Against  / /Abstain
   Advisory Agreement with the
   Manager (Proposal No. 2)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                                                            OVER
                        Dated:                         , 1998
                        -------------------------------------
                        (Month)        (Day)

                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------
                        Please read both sides of this ballot.
                                                                           300


proxy\300bal.b

Oppenheimer Equity Income              Proxy for Shareholders Meeting To
Fund - Class C Shares                  Be Held April 16, 1998

Your shareholder                       Your prompt response can save your
vote is important!                     Fund the expense of another mailing.
                                       Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                 Please detach at perforation before mailing.

Oppenheimer Equity Income              Proxy For Shareholders Meeting To
Fund - Class C Shares                  Be Held April 16, 1998

The undersigned shareholder of         Proxy solicited on behalf of the
Oppenheimer Equity Income Fund         Board of Trustees, which
(the "Fund"), does hereby appoint      recommends a vote FOR the election
Robert Bishop, Rendle Myer and         of all nominees for Trustee and FOR
Scott Farrar, and each of them,        each proposal on the reverse side.
as attorneys-in fact and proxies       The shares represented hereby
of the undersigned, with full          will be voted as indicated on the
power of substitution, to attend       reverse side or FOR if no choice
the Meeting of Shareholders of         is indicated.
the Fund to be held April 16
1998, at 6803 South Tucson Way,
Englewood, Colorado 80112 at 10:30
A.M., Denver time, and at all
adjournments thereof, and to vote
the shares held in the name of the
undersigned on the record date for
said meeting for the election of
Trustees and on the proposals
specified on the reverse side.
Said attorneys-in-fact shall vote
in accordance with their best
judgment as to any other matter.
                                                                            OVER
                                                                             300

Oppenheimer Equity Income     Proxy for Shareholders Meeting to be held
Fund - Class C Shares         April 16, 1998

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please vote, sign and mail your proxy ballot
                              (this card) in the enclosed  postage-paid envelope
                              today,  no  matter  how many  shares  you  own.  A
                              majority of the Fund's shares must be  represented
                              in person or by proxy.  Please  vote your proxy so
                              your  Fund  can  avoid  the   expense  of  another
                              mailing.

                 Please detach at perforation before mailing.

1. Election of   A) R. Avis        G) R. Kalinowski   1. / / For all nominees
   of Trustees   B) W. Baker       H) C. H. Kast      listed except as marked
                 C) G. Bowen       I) R. Kirchner     to the contrary at left.
                 D) C. Conrad      J) B. Macaskill    Instruction: To withhold
                 E) J. Fossel      K) N. Steel        authority to vote for
                 F) S. Freedman    L) J. Swain        any individual nominees,
                                                      line out that nominee's
                                                      name at left.
                                                      / / Withhold authority to
                                                      vote for all nominees
                                                      listed at left.
2. Ratification of selection           2. / /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors
   (Proposal No. 1)
3. Approval of a new Investment        3. / /For  / /Against  / /Abstain
   Advisory Agreement with the
   Manager (Proposal No. 2)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                                                            OVER
                        Dated:                         , 1998
                        -------------------------------------
                        (Month)        (Day)

                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------
                        Please read both sides of this ballot.
                                                                           300


proxy\300bal.c

                               OPPENHEIMER EQUITY
                                   INCOME FUND
------------------------------------------------------------------------------
               6803 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO 80112

                        NOTICE OF MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 1998

TO THE  SHAREHOLDERS OF OPPENHEIMER EQUITY INCOME FUND:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Equity Income Fund (the "Fund") will be held at 6803 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO, 80112, at 10:30 A.M., Denver time, on April 16, 1998, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

CLASS A    CLASS B   CLASS C
SHARES     SHARES    SHARES

    X          X         X      (a) To elect  twelve  Trustees  to hold office
                                until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are elected and shall qualify;

    X          X         X      (b) To ratify  the  selection  of  Deloitte  &
                                Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning September 1, 1997 (Proposal No. 1);

    X          X         X      (c)  To  approve  a  new  Investment  Advisory
                                Agreement between the Fund and its current investment adviser, OppenheimerFunds,
                                Inc. (the "Manager") (Proposal No. 2); and

    X          X         X      (d) To transact  such other  business as may
                                properly   come  before  the  meeting,   or  any
                                adjournments thereof.

Shareholders of record at the close of business on January 21, 1998, are entitled to notice of and to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary

February 16, 1998
------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE ASKED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY AND TO DATE, SIGN AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. TO AVOID UNNECESSARY DUPLICATE MAILINGS, WE ASK YOUR COOPERATION IN PROMPTLY MAILING YOUR PROXY NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
300

                               OPPENHEIMER EQUITY
                                   INCOME FUND
------------------------------------------------------------------------------
               6803 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO 80112

                                 PROXY STATEMENT

                             MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 1998

This statement is furnished to the shareholders of Oppenheimer Equity Income Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO, 80112, at 10:30 A.M., Denver time, on April 16, 1998, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about February 16, 1998. For a free copy of the Fund's annual report for its most recent fiscal year ended August 31, 1997, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon); (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Manager. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or other means; any expenses so incurred will also be borne by the Manager. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Manager for their out-of-pocket expenses.

SHARES OUTSTANDING AND ENTITLED TO VOTE. As of January 21, 1998, the record date, there were approximately 248,777,506.3 shares of the Fund issued and outstanding, consisting of approximately 207,169,381.2 Class A shares, 36,951,243.2 Class B shares and 4,656,881.9 Class C shares. Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of January 21, 1998, no shareholder was known by management of the Fund to be the record or beneficial owner of 5% or more of the outstanding shares of any class of the Fund's shares.

                              ELECTION OF TRUSTEES

At the Meeting, twelve Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. Each nominee has agreed to be named and to serve. With the exception of Mr. Bowen, all nominees have been previously elected as a Trustee by the shareholders. Mr.
Bowen was elected a Trustee by the Board, including a majority of the "disinterested" Trustees, at a meeting held December 16, 1997. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Cash Reserves, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund,

Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial Tax Exempt Trust (which together with the Fund, comprise the "Denver-based Oppenheimer funds"), except that Ms. Macaskill and Mr. Bowen are not trustees of Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc., Oppenheimer Variable Account Funds and Oppenheimer Integrity Funds and Mr. Fossel and Mr. Bowen are not trustees of Centennial New York Tax Exempt Trust or managing general partners of Centennial America Fund, L.P. Ms. Macaskill is the President, and Mr. Swain is the Chairman and CEO, of all the Denver-based Oppenheimer funds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund and the Manager due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. Please see the section entitled "The Manager, the Distributor and the Transfer Agent" under Proposal No. 2 for more information. The year given below indicates when the nominee first became a Trustee or Director of any of the Denver-based Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of January 21, 1998, the Trustees and officers of the Fund as a group owned approximately 38,754.8 Class A shares of the Fund in the aggregate (including 697.960 shares owned by Mr. Freedman's spouse, of which he disclaims beneficial ownership), which is less than 1% of the outstanding shares of that class. None of the Trustees or officers owned any Class B or Class C shares of the Fund.

                                                               CLASS A SHARES
                                                               BENEFICIALLY
NAME AND               BUSINESS EXPERIENCE                     OWNED AS OF
OTHER INFORMATION      DURING THE PAST FIVE YEARS              JANUARY   21,
1998

ROBERT G. AVIS*        Vice Chairman of A.G. Edwards & Sons,   None
first became a         Inc. (a broker-dealer) and A.G. Edwards, Inc.
Trustee in 1993.       (its parent holding company); Chairman of
Age:  66               A.G.E. Asset Management and A.G. Edwards
                       Trust  Company  (its  affiliated  investment  adviser and
                       trust company, respectively).
------------------------------------------------------------------------------
WILLIAM A. BAKER       Management Consultant.                  None
first became a
Trustee in 1966.
Age:  83
--------
*A nominee who is an "interested person" of the Fund and the Manager under the Investment
Company Act.

                                                               CLASS A SHARES
                                                               BENEFICIALLY
NAME AND               BUSINESS EXPERIENCE                     OWNED AS OF
OTHER INFORMATION      DURING THE PAST FIVE YEARS              JANUARY 21,
1998

GEORGE C. BOWEN*+#     Senior Vice President and Treasurer of  3,518.649
first became a         the Manager; Vice President and Treasurer
Trustee in 1997.       of OppenheimerFunds Distributor, Inc.
Age:  61               (the "Distributor"), a wholly owned
                       subsidiary of the Manager that is the  distributor of the
                       Oppenheimer   funds;  Vice  President  and  Treasurer  of
                       HarbourView Asset Management Corporation ("HarbourView"),
                       an investment advisory subsidiary of the Manager;  Senior
                       Vice  President,  Treasurer,  Assistant  Secretary  and a
                       director  of  Centennial  Asset  Management   Corporation
                       ("Centennial"),  an investment  advisor and broker-dealer
                       subsidiary  of the Manager;  President,  Treasurer  and a
                       director of Centennial Capital  Corporation,  an inactive
                       broker-dealer  subsidiary of the Manager; Vice President,
                       Treasurer and  Secretary of  Shareholder  Services,  Inc.
                       ("SSI")  and   Shareholder   Financial   Services,   Inc.
                       ("SFSI"),  transfer  agent  subsidiaries  of the Manager;
                       Treasurer of Oppenheimer  Acquisition Corp. ("OAC"),  the
                       Manager's   parent   holding   company;    Treasurer   of
                       Oppenheimer Partnership Holdings, Inc., a holding company
                       subsidiary of the Manager;  Vice  President and Treasurer
                       of Oppenheimer Real Asset Management, Inc., an investment
                       advisory  subsidiary  of  the  Manager;  Chief  Executive
                       Officer,
--------
*A Nominee who is an "interested person" of the Fund and the Manager under the Investment
Company Act.

+Not a Trustee of Centennial New York Tax-Exempt Trust nor a Managing General Partner of
Centennial America Fund, L.P.

#Not a Trustee of Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds,
Oppenheimer Integrity Funds or Panorama Series Fund, Inc.

                                                               CLASS A SHARES
                                                               BENEFICIALLY
NAME AND               BUSINESS EXPERIENCE                     OWNED AS OF
OTHER INFORMATION      DURING THE PAST FIVE YEARS              JANUARY 21,
1998

                       Treasurer and a director of MultiSource Services, Inc., a majority-owned broker-dealer subsidiary of the Manager; an officer of other Oppenheimer funds.
------------------------------------------------------------------------------

CHARLES CONRAD, JR.    Chairman and Chief Executive Officer    548.615
first became a         of Universal Space Lines, Inc. (a
Trustee in 1970.       space services management company);
Age:  67               formerly Vice President of McDonnell
                          Douglas Space Systems Co. and
                       associated with the National Aeronautics
                       and Space Administration.
------------------------------------------------------------------------------

JON S. FOSSEL+         Formerly Chairman and a director        None
first became a         director of the Manager, President and a
Trustee in 1990.       director of OAC, SSI and SFSI.
Age:  55

------------------------------------------------------------------------------

SAM FREEDMAN           Formerly Chairman and Chief Executive   5,935.019**
first become a         Officer of OppenheimerFunds Services
Trustee in 1996.       (a transfer agent division of the Manager),
Age:  57               Chairman, Chief Executive Officer
                       and a director of SSI, Chairman,  Chief Executive Officer
                       and director of SFSI,  Vice President and director of OAC
                       and a director of the Manager.
------------------------------------------------------------------------------

RAYMOND J. KALINOWSKI  Director of Wave Technologies           11,524.366
first became a         International, Inc. (a computer products
Trustee in 1988.       training company).
Age:  68
------------------------------------------------------------------------------

C. HOWARD KAST         Formerly Managing Partner of            None
first became a         Deloitte, Haskins & Sells (an
Trustee in 1988.       accounting firm).
Age:  76
------------------------------------------------------------------------------

--------
+Not a Trustee of Centennial New York Tax-Exempt Trust nor a Managing General Partner of
Centennial America Fund, L.P.

**697.960 of these shares are owned by Mr. Freedman's spouse, of which he disclaims beneficial ownership.

                                                               CLASS A SHARES
                                                               BENEFICIALLY
NAME AND               BUSINESS EXPERIENCE                     OWNED AS OF
OTHER INFORMATION      DURING THE PAST FIVE YEARS              JANUARY 21,
1998

ROBERT M. KIRCHNER     President of The Kirchner Company       8,364.939
first became a         (management consultants).
Trustee in 1963.
Age: 76
------------------------------------------------------------------------------

BRIDGET A. MACASKILL*# President, Chief Executive Officer      None
first become a         and a Director of the Manager and
Trustee in 1995.       HarbourView; Chairman and a director of
Age:  49               SSI and SFSI; President and a director of
                       OAC  and  Oppenheimer   Partnership  Holdings,   Inc.;  a
                       director  of  Oppenheimer  Real Asset  Management,  Inc.;
                       formerly Executive Vice President of the Manager.
------------------------------------------------------------------------------

NED M. STEEL           Chartered Property and Casualty         2,427.524
first became a         Underwriter; a director of Visiting
Trustee in 1963.       Nurse Corporation of Colorado.
Age:  82
------------------------------------------------------------------------------

JAMES C. SWAIN*        Vice Chairman of the Manager;           None
first became a         formerly President and a director
Trustee in 1969.       of Centennial and Chairman of the
Age:  64               Board of SSI.

VOTE REQUIRED. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

FUNCTIONS OF THE BOARD OF TRUSTEES. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended August 31, 1997. Each Trustee was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served.

The Trustees of the Fund have appointed an Audit and Review Committee, comprised of Messrs. Kast (Chairman), Kalinowski and Freedman, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. Mr. Baker is an ex-officio member of the Committee. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund; (ii) reviewing the
--------
*Trustee who is an "interested person" of the Fund and the Manager.

#Not a Trustee of Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds,
Oppenheimer Integrity Funds or Panorama Series Fund, Inc.

methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met six times during the fiscal period ended August 31, 1997. The Board of Trustees does not have a standing nominating or compensation committee.

o REMUNERATION OF TRUSTEES. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill, Mr. Bowen and Mr. Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund during its fiscal year ended August 31, 1997, and from all of the Denver-based Oppenheimer funds (including the Fund) for which they served as Trustee, Director or Managing General Partner for the 1997 calendar year. Prior to January 1, 1997, Mr. Fossel was an affiliated "interested" person of the Fund and the Manager and received no salary or fee from the Fund. Compensation is paid for services in the positions listed beneath their names:

                                    Aggregate
                                   Compensation          Total Compensation
                                   From the Fund         From All
                                   Fiscal Year           Denver-based
NAME AND POSITION                  ENDED 8/31/97         OPPENHEIMER FUNDS1

Robert G. Avis, Trustee            $8,552                $63,501

William A. Baker, Trustee2         $10,438               $77,502
   (ex-officio member of the
   Audit & Review Committee)

Charles Conrad, Jr., Trustee2      $9,696                $72,000

Jon. S. Fossel, Trustee            $5,681                $63,277

Sam Freedman, Audit and            $8,956                $66,501
   Review Committee Member
   and Trustee2

Raymond J. Kalinowski,             $9,637                $71,561
   Audit and Review Committee
   Member and Trustee2

C. Howard Kast, Audit and          $10,303               $76,561
   Review Committee Chairman
   and Trustee2

Robert M. Kirchner, Trustee2       $9,696                $72,000

Ned M. Steel, Trustee              $8,552                $63,501
----------------------

1For the 1997 calendar year.

2On July 1, 1997, Messrs. Kast, Kalinowski and Freedman were appointed by the Trustees to the Audit and Review Committee. Also on July 1, 1997, Mr. Baker was appointed an ex-officio member of the Audit and Review Committee, and Mr. Conrad and Mr. Kirchner resigned from the Audit and Review Committee. Prior to July 1, 1997, Messrs. Kast and Kalinowski composed the Risk Management Oversight Committee, whose functions were transferred to the Audit and Review Committee on July 1, 1997.

DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Currently, no Trustee participates in the Deferred Compensation Plan. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by a Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

OFFICERS OF THE FUND. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

JOHN P. DONEY, VICE PRESIDENT AND PORTFOLIO MANAGER; AGE: 68
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager.

ANDREW J. DONOHUE, VICE PRESIDENT AND SECRETARY; Age: 47.
Executive Vice President, General Counsel and a director of the Manager; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, the Distributor, Oppenheimer Partnership Holdings, Inc. and MultiSource Services, Inc.; President, General Counsel and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel and Secretary of OAC; Director and Vice President of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, TREASURER; Age: 61
6803 South Tucson Way, Englewood, Colorado 80112
Mr. Bowen's biography is set forth under "Election of Trustees," above.

ROBERT G. ZACK, ASSISTANT SECRETARY; Age: 49.

Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; Assistant Secretary of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, ASSISTANT TREASURER; Age: 39.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

SCOTT T. FARRAR, ASSISTANT TREASURER; Age: 32.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held August 26, 1997, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning September 1, 1997. Deloitte also serves as auditors for certain other funds for which the Manager acts as investment adviser and also serves as auditors for the Manager and certain of its affiliates. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. THE BOARD OF
TRUSTEES  RECOMMENDS  APPROVAL OF THE  SELECTION  OF DELOITTE AS AUDITORS OF THE
FUND.

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL NO. 2)

The Fund has an Investment Advisory Agreement dated October 22, 1990 with the Manager (the "Current Agreement") which was most recently approved by the Fund's shareholders at a meeting held June 25, 1997 and approved by the Independent Trustees (defined below) at a meeting held December 16, 1997. At meetings of the Fund's Board of Trustees held on October 21, 1997 and December 16, 1997, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operations of the current Agreement or in any related Agreements (the "Independent Trustees"), considered and approved the terms of a new Investment Advisory Agreement (the "Proposed Agreement") between the Fund and the Manager and determined to recommend the Proposed Agreement for approval by the shareholders. If approved by shareholders at this meeting, the Proposed Agreement will be effective on such date and continue in effect until December 31, 1999, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act. A copy of the Proposed Agreement is included in this Proxy Statement as EXHIBIT A. If the Proposed Agreement is not approved, the Current Agreement will continue in effect.

The Proposed Agreement differs from the Current Agreement in that it removes the limitation on Fund expenses. Under the Current Agreement, the Manager guarantees that the total expenses of the Fund in any calendar year, including the management fee but exclusive of taxes, interest, brokerage commissions and extraordinary non-recurring expenses shall not exceed, and the Manager undertakes to pay or refund to the Fund any amount by which such expenses shall exceed, the aggregate of 1-1/2% of the first $30 million of the Fund's average annual net assets plus 1% of the Fund's average annual net assets in excess of $30 million. Under the Current Agreement, the payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. During the Fund's most recent fiscal year ended August 31, 1997, and for the calendar year ended December 31, 1997, the Fund's expenses did not exceed the threshold set forth in the Current Agreement.

RATIONALE FOR REMOVING THE EXPENSE LIMITATION. In the event that the Fund's expenses exceed the limitation on Fund expenses contained in the Current Agreement, the Manager would pay or refund the excess to the Fund. Since the reimbursement is to the Fund (and not to any class of shares of the Fund), the benefit of any such reimbursement would be shared by each class on a proportionate basis. At the present time, the Manager has never been required to reimburse the Fund for Fund expenses in excess of the expense limit under the Current Agreement. However, it is anticipated that the Fund's expenses will exceed the expense limitation in calendar year 1998, primarily as a result of increasing sales of the Fund's Class B and Class C shares, as explained below. On a pro forma basis, expenses (including the management fee) for the fiscal year ended August 31, 1997 and the calendar year ended December 31, 1997 would have been unchanged had the expense limitation not been in effect.

The major factors causing the Fund's expenses to approach the expense limits are: (1) the additional asset-based sales charge (0.75% annually) applicable to Class B and Class C shares, and (2) the increasing proportion of the Fund's assets represented by Class B and Class C shares. As the Fund's assets represented by Class B and Class C shares grow relative to assets represented by Class A shares, the effect of the Class B and Class C share expenses causes the overall Fund expenses to approach or exceed the limit. Because of the lower expense ratio of Class A shares, the Fund's Class A shares have permitted the sale of Class B and Class C shares of the Fund to investors without concern for the expense limit, until now. However, no class of shares is subsidizing any other class of shares since each class is bearing its own class expenses and its proportionate share of Fund expenses.

If the expense limitation is removed, as per the Proposed Agreement, it is expected that the Fund will pay the Manager more over time than under the Current Agreement. However, the impact of removing the expense limitation (and eliminating reimbursement by the Manager to the Fund of excess expenses) would increase the expenses of each class proportionately. No class would subsidize another, because reimbursement is at the Fund level, and the impact of removing reimbursement would be borne by each class proportionately. However, continuing the expense limitation would force the Manager to effectively manage assets attributable to Class B and Class C shares at the margin without compensation. As a result, the Manager's revenues from managing the Fund will decline over time. The Manager estimates that its revenues will decline approximately $1.2 million in 1998 and nearly $4.1 million in 1999 if the expense limitation is not removed.

The Manager and the Distributor considered alternatives to removing the expense limitation. One alternative is for the Manager to continue managing the Fund with the expense limit in place. However, once the expense limit is reached, the Manager would be forced to essentially manage assets attributable to marginal Class B and Class C shares for nothing and to reimburse the Fund for other expenses above the limit.

Another alternative would be to reduce the asset-based sales charge on Class B and Class C shares. The asset-based sales charge enables the Distributor to sell Class B and Class C shares without a front-end sales charge. The Distributor recoups its upfront payments to dealers for selling Class B and Class C shares, and its associated financing costs, from the asset-based sales charge. If the asset-based sales charge is reduced, this will lengthen the time over which the Distributor will recover its costs. Although the Distributor currently operates at a loss, this may force the Distributor to operate at an even greater loss for an extended period of time. Distributing the Fund's shares at an even greater loss for any extended period of time would not be feasible for the Distributor. It would not be feasible for the Distributor to discontinue offering Class B and Class C shares of the Fund.

The Manager also considered that only three funds in the Oppenheimer funds complex have an expense limitation in their investment advisory agreements. The Manager further considered that this limitation was adopted primarily to satisfy "blue sky" regulations that no longer apply due to changes in federal securities laws, and before the advent of multiple classes of shares.

IDENTICAL  TERMS OF THE  AGREEMENTS.  The  proposed  Agreement  and the  Current
Agreement (hereinafter jointly referred to as the "Agreements") are identical other than (i) removing the expense limitation from the Proposed Agreement, (ii) the date of the agreements, (iii) the reference to Oppenheimer Management Corporation, the Manager's name prior to January 5, 1996, in the Current Agreement and (iv) removing the reference to "annual meetings" from the Proposed Agreement as they are no longer required.

The Agreements require the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreements or by the Distributor of the Fund's shares are paid by the Fund. The Agreements list examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

Under the Agreements, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The management fee, computed daily and payable monthly under the Agreements to the Manager, is computed on the average annual net assets of the Fund at the following annual rates: 0.75% of the first $100 million of average annual net assets; 0.70% of the next $100 million; 0.65% of the next $100 million; 0.60% of the next $100 million; 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. During the fiscal year ended August 31, 1997, the Fund paid the Manager a fee of $14,800,449 under the Current Agreement. The Manager also acts as investment adviser to other Oppenheimer funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in EXHIBIT B to this Proxy Statement.

So long as it shall have acted with due care and in good faith, the Manager shall not be liable under the Agreements for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. Nothing contained in the Agreement shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

BROKERAGE PROVISIONS OF THE AGREEMENTS. One of the duties of the Manager under the Agreements is to arrange the portfolio transactions for the Fund. The Agreements contain provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. Allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers.

Under the Agreements, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. The Board of Trustees permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory; (ii) the trade was executed by the broker on an agency basis at the stated commission; and (iii) the trade is not a riskless principal transaction.

THE MANAGER, THE DISTRIBUTOR AND THE TRANSFER AGENT. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly- owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund on an "at-cost" basis, for which it was paid $2,968,029 by the Fund during its fiscal year ended August 31, 1997. The Manager, the Distributor and the Transfer Agent will continue to provide these services to the Fund whether the Proposed Agreement is in force or the Current Agreement is in force.

The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1997, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 827,181 shares of Class B voting stock, and (iii) 1,441,473 shares of Class C non-voting stock. This collectively represented 88.6% of the outstanding common stock and 95.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 405,090 shares of the Class B voting stock, representing 8.1% of the outstanding common stock and 3.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 607,342 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Messrs. James C. Swain and George C. Bowen and Ms. Macaskill, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put
(sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period January 1, 1997 to December 31, 1997, the only transactions by persons who serve as Trustees of the Fund were by Mr. Swain, who surrendered to OAC 13,423 stock appreciation rights issued in tandem with the Class C OAC options, for a cash payment of $2,164,436.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; James
C. Swain, Vice Chairman; O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Andrew
J. Donohue,  Executive Vice President and General Counsel and a director; Robert
C. Doll, Executive Vice President and a director; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald
H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

CONSIDERATIONS BY THE BOARD OF TRUSTEES. In connection with the approval of the Proposed Agreement, the Manager provided extensive information to the Independent Trustees. The Independent Trustees were provided information as to the qualifications of the Manager's personnel, the quality and extent of the services rendered and its commitment to its mutual fund advisory business. The Independent Trustees also considered information presented by the Manager showing the extent to which it had expanded its investment personnel and other services dedicated to the equity area of its mutual fund advisory activities. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Proposed Agreement included an analysis of the performance and expenses of the Fund as compared to other similar funds.

ANALYSIS OF NATURE, QUALITY AND EXTENT OF SERVICES. In determining whether to approve the Proposed Agreement and to recommend its approval by the Fund's shareholders, the Independent Trustees particularly considered: (1) the effect of removing the expense limitation on the Fund's expense ratio; (2) the investment record of the Manager in managing the Fund; and (3) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Manager but believed to be comparable to the Fund.

The Independent  Trustees also considered the following  factors,  among others:
(1) although the Fund expense ratio will ultimately increase if the expense limitation is removed because the Fund will pay more to the Manager under the Proposed Agreement than under the Current Agreement over time, the impact of this increase would be borne by each class proportionately; (2) the inequity of declining revenues to the Manager caused by the increasing percentage of Fund assets represented by Class B and Class C shares; (3) the inequity of requiring the Manager to manage assets represented by the Fund's Class B and Class C shares for declining revenues; (4) removing the expense limitation will enable the Manager to continue managing assets represented by the Fund's Class B and Class C shares at a reasonable compensation level; (5) only the Fund and two money funds within the Oppenheimer funds complex have an expense limitation in their investment advisory agreements; and (6) this expense limitation was adopted a number of years ago to satisfy state "blue sky" regulations that no longer apply due to changes in federal securities laws, and before the advent of multiple classes of shares.

DETERMINATION BY THE INDEPENDENT TRUSTEES AND THE BOARD OF TRUSTEES. The Board of Trustees, including the Independent Trustees, considered all of the above matters in reaching its decision to approve the Proposed Agreement. In light of the foregoing, the Board concluded that the advisory fee without the expense limitation, per the Proposed Agreement, is fair and reasonable to the Fund and its shareholders. The Board did not single out any one factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Proposed Agreement.

VOTE REQUIRED. An affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund is required for approval of the Proposed Agreement; the classes do not vote separately. The requirements for such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If the Proposed Agreement is not approved, the Current Agreement will continue. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF APPROVING THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

                        RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                 OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                   By Order of the Board of Trustees,

                                   Andrew J. Donohue, Secretary

                                   February 16, 1998





proxy\300def.498

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT made as of the 16th day of April, 1998, by and between OPPENHEIMER EQUITY INCOME FUND (hereinafter the "Fund"), and OPPENHEIMERFUNDS, INC. (hereinafter the "Manager"):

WHEREAS, the Fund is an open-end, diversified investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act") and the Manager is a registered investment adviser;

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.  GENERAL PROVISIONS:

The Fund hereby employs the Manager and the Manager hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act and in the Fund's By-Laws, or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus of the Fund in effect from time to time. The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultations with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not being traded on any securities market.

2.  INVESTMENT MANAGEMENT:

(a) The Manager shall, subject to the direction and control by the Fund's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph "6" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. The Manager shall also conduct investigations and research in the securities field and furnish to the Fund's Board of Trustees statistical and other factual information and reports on industries, businesses or corporations, to assist the Manager and the Fund's Board of Trustees in furthering the investment policies of the Fund; and the Manager shall compile, for its use and that of the Fund, and furnish to the Fund's Board of Trustees, information and advice on economic and business trends, and render such other complete investment management services as may be necessary or appropriate to effectuate the investment of the resources of the Fund through the acquisition, holding and disposition of portfolio securities.

(b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph "6" hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(c) So long as it shall have acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. Nothing herein contained shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(d) Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or performing management services for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of its directors, officers, shareholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Manager of its duties and obligations under this Agreement, nor adversely affect the Fund.

3.  OTHER DUTIES OF THE MANAGER:

The Manager shall, at its own expense, provide and supervise the activities of all executive, administrative and clerical personnel as shall be required to provide effective administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission, and the laws of any state, territory or possession of the United States or any foreign country; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders; and the composition of such registration statements as may be required by federal securities laws and the laws of any state, territory or possession of the United States or any foreign country for continuous public sale of shares of the Fund. The Manager shall, at its own cost and expense, provide such officers for the Fund as the Fund's Board may request and shall also provide the Fund's Trustees, at their request, with adequate office space, and normal office equipment and secretarial assistance as may be necessary for them to perform their functions as such, and the Manager shall, at its own cost and expense, calculate the daily net asset value of the Fund's shares and maintain the Fund's general accounting books and records. The cost and expenses of the Manager set forth in this paragraph 3 do not include the transfer agent and other costs and expenses set forth in paragraph 4 following.

4. ALLOCATION OF EXPENSES TO THE FUND:

All other costs and expenses not expressly assumed by the Manager under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Fund, including but not limited to (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums on fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Trustees except as qualified further in this paragraph 4; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration of the Fund's shares for public sale under federal securities laws or the laws of any state, territory or possession of the United States or any foreign country; (x) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) except as noted in paragraph 3 hereof, all other expenses incidental to holding any meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and the legal obligation or right which the Fund may have to indemnify its officers and Trustees with respect thereto unless the Fund has the right to recover said indemnity payments from the Manager. Any officers or employees of the Manager or any entity controlling, controlled by or under common control with the Manager who may also serve as officers, Trustees or employees of the Fund shall not receive any compensation by the Fund for their services.

5.  COMPENSATION OF THE MANAGER:

The Fund agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the net asset value of the Fund as of the close of each business day and payable monthly at the following annual rates:

        .75% of the first $100 million of net assets;
        .70% of the next $100 million;
        .65% of the next $100 million;
        .60% of the next $100 million;
        .55% of the next $100 million;
        .50% of net assets in excess of $500 million.

6.  PORTFOLIO TRANSACTIONS AND BROKERAGE:

(a) The Manager will render all services for the Fund in connection with placing orders with brokers and dealers for the purchase, sale or trade of securities for the Fund's portfolio.

(b) The Manager is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers, as that term is defined in the Investment Company Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with provisions of subparagraph
(c) of this paragraph 6, the benefit of such investment information or research as will be of significant assistance to the performance by the Manager of its investment management functions.

(c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker- dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

(d) The Manager shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers (other than affiliated broker-dealers) qualified to obtain best execution of such transactions and who provide "brokerage and/or research services" (as such services are defined in Section 28 (e) (3) of the Securities Exchange Act of
1934) for the Fund and/or other accounts for which the Manager exercises "investment discretion" (as that term is defined in Section 3 (a) (35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Trustees were reasonable in relation to the benefits to the Fund.

(e) The Manager shall have discretion in the interests of the Fund and when consistent with the then effective rules of the Commission and the National Association of Securities Dealers, Inc., to consider the sales of shares of the Fund and other Funds managed by the Manager and its affiliates as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In doing so, the portfolio transactions must be (i) consistent with obtaining the "best execution" of the Fund's portfolio transactions (as defined in subparagraph (b) of this paragraph), and
(ii) the commissions paid to brokers selected wholly or partly on this basis do not exceed the commissions otherwise authorized by this Investment Advisory Agreement.

(f) The Manager shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Trustees and the provisions of this paragraph 6.

(g) Transactions with affiliated broker-dealers are required to conform to a number of restrictions and conditions: (1) affiliated broker-dealers may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by them are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions; and (2) if required by Section 11(a) of the Securities Exchange Act of 1934, affiliated broker-dealers may not receive compensation in connection with any portfolio transaction effected on a national securities exchange for the Fund if the affiliated broker-dealers are members of such exchange unless there is an effective separate written contract between the affiliated broker-dealers and the Fund expressly providing otherwise and which refers to said Section 11(a) and the rules promulgated thereunder and provides that any transactions executed on an exchange of which the affiliated broker-dealers are members must be executed on the floor of such exchange by a member which is not an "associated person" of the affiliated broker-dealers.

7.  DURATION:

This Agreement will take effect on the date first set forth above and shall continue in effect until December 31, 1999, and thereafter, from year to year, unless earlier terminated by operation of law, so long as such continuance shall be approved annually by the Fund's Board of Trustees, including the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a majority of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

8.  TERMINATION:

This Agreement may be terminated (i) by the Manager at any time without penalty by giving sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to the Manager (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by the Board of Trustees of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

10. ASSIGNMENT OR AMENDMENT:

This Agreement may not be amended or the rights of the Manager thereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the majority of the outstanding voting securities of the Fund; this Agreement shall automatically and immediately terminate in the event of its assignment.

11. DISCLAIMER OF SHAREHOLDER LIABILITY:

The Manager understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

12. USE OF NAME "OPPENHEIMER":

The Manager hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect the Manager's rights to the name "Oppenheimer" under applicable law, such license shall allow the Manager to inspect and, subject to control by the Fund's Board, control the nature and quality of services offered by the Fund under such name. Such license may, upon termination of this Agreement, be terminated by the Manager, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used by the Manager in connection with any of its activities, or licensed by the Manager to any other party.

13. DEFINITIONS:

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act and other applicable laws.

                                          OPPENHEIMER EQUITY
                                          INCOME FUND

Attest:_______________________            By:__________________________
            Robert G. Zack                       Andrew J. Donohue,
            Assistant Secretary                  Vice President

                                          OPPENHEIMERFUNDS, INC.


Attest:_______________________            By:__________________________
         Katherine P. Feld                         Robert G. Zack
         Vice President and Secretary              Senior Vice President

                                                                       EXHIBIT B

                              APPROXIMATE
                              NET ASSETS AS
                              OF 12/31/97      ADVISORY FEE RATE AS % OF
NAME OF FUND                  ($ MILLIONS)     AVERAGE ANNUAL NET ASSETS
------------------------------------------------------------------------------

Oppenheimer Total Return      $3,286.1         .75% of the first $100 million of
  Fund, Inc.                                   average annual net assets,
____________________________________________   .70% of the  next $100 million,
Oppenheimer Equity Income     $3,568.5         .65% of the next $100 million,
    Fund                                       .60% of the next $100 million,
                                             .55% of the next $100 million, and
                                             .50% of average annual net assets
                                                in excess of $500 million
------------------------------------------------------------------------------
Oppenheimer Main Street       $9,731.7        .65% of the first $200 million of
  Income & Growth Fund,                        average annual net assets,
  a series of Oppenheimer                      .60% of the next $150 million,
  Main Street Funds, Inc.                   .55% of the next $150  million, and
                                            .45% of average annual net assets in
                                               excess of $500 million
------------------------------------------------------------------------------
Oppenheimer Growth & Income   $154.9         .75% of the first $200  million of
   Fund, a series of Oppenheimer               average annual net assets,
   Variable Account Funds                      .72% of the next $200 million,
_______________________________________________.69% of the next $200 million,
Oppenheimer Multiple          $637.7        .66% of the next $200  million, and
   Strategies Fund, a series of             .60% of average annual net assets in
   Oppenheimer Variable                        excess of $800 million
   Account Funds
------------------------------------------------------------------------------
Oppenheimer Multiple Strategie$813.5         0.75% of the first $200 million of
   Fund                                        average annual net assets;  0.72%
                                               of the next $200  million,  0.69%
                                               of the next $200  million,  0.66%
                                               of the next $200  million,  0.60%
                                               of the next $700 million, and
                                               0.58% average annual net assets
                                               in excess of $1.5 billion
------------------------------------------------------------------------------







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                                       B-1